Statements of Changes in Net Assets Available for Benefits - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Investment activities:
Net appreciation in fair value of investments	$ 22,154,194	$ 25,748,282
Interest and dividends	3,806,512	2,297,184
Investment income	25,960,706	28,045,466
Contributions:
Participant	7,738,711	6,709,852
Rollovers	1,872,290	1,830,268
Employer	3,364,047	6,663,589
Total contributions	12,975,048	15,203,709
Interest income on notes receivable from participants	132,720	87,384
Total additions	39,068,474	43,336,559
Deductions:
Benefits paid to participants	(18,544,036)	(10,509,224)
Administrative expenses	(56,881)	(57,184)
Total deductions	(18,600,917)	(10,566,408)
Net increase	20,467,557	32,770,151
Transfer in to Plan	10,628,408	0
Net assets available for benefits:
Beginning of Year	206,133,910	173,363,759
End of Year	$ 237,229,875	$ 206,133,910